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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      October 2, 2001
                                                 ------------------------------


                         American Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              33-48183                                   33-0193602
      ------------------------              -----------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

   4410 El Camino Real, Suite 201 Los Altos, CA                 94022
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (650) 949-6400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE


American Restaurant Group, Inc. (the "Company") yesterday commenced an exchange offer for all of its outstanding 11 1/2% Series B Senior Secured Notes due
2003 (the "Notes") that are held by qualified institutional buyers, as defined under the Securities Act of 1933, as amended ("Holders"). The total consideration for each $1,000 principal amount of Notes exchanged pursuant to the offer shall be $1,063.16 principal amount of the Company's 11 1/2% Series
C Senior Secured Notes due 2006 (the "New Notes"), rounded to the nearest incremental $1,000. In addition, each Holder will receive a payment in cash of accrued and unpaid interest, if any, up to, but not including, the date of exchange. The principal purpose of this exchange offer is to effectively retire the Notes in order to extend the maturity of the Company's long-term debt. The exchange offer will expire at 12:00 midnight, New York City time on Tuesday, October 30, 2001, unless the offer is extended or earlier terminated. This exchange offer is being conditioned upon, among other things, (i) successfully obtaining financing to complete the exchange offer and certain related transactions, (ii) successfully obtaining the requisite consent from Holders of the Notes to certain amendments to the Indenture governing the Notes, (iii) there being validly tendered at least 75% in aggregate principal amount of the Notes outstanding, and (iv) successfully obtaining the consent of the holders of a majority of the Company's Series B Preferred Stock to certain amendments to such stock. The Company reserves the right, at its sole discretion, to waive any and all conditions to the offer on or prior to October 30, 2001.

For more information about the exchange offer only, please contact:

D.F. King & Co., Inc.
Distribution Center
1101 Metropolitan Avenue
Brooklyn, NY 11211
Attn: Paul Martin/Bill Schuster
Phone: 718-782-8676
       800-487-4870

In addition, the Company is offering $30,000,000 aggregate principal amount of New Notes in a private offering to qualified institutional buyers. The Company plans to apply the net proceeds from the sale of the additional New Notes to refinance its existing indebtedness, to pay the accrued and unpaid interest with respect to the Notes, and for general corporate purposes. New Notes offered in the private placement and the exchange offer will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This 8-K is for informational purposes only. It does not constitute a tender offer statement or an offering of the New Notes under the rules and regulations of the SEC. The Holders should carefully review the exchange offer statement and other exchange offer documents that are being sent to the Holders today, prior to making any decisions with respect to the exchange offer described above, as those documents contain important information.

This 8-K may contain "Forward-Looking Statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this release may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company's expectations because of changes in operating performance, project schedules, and other technical and economic factors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


99.1 Press Release


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMERICAN RESTAURANT GROUP, INC.
                                        -------------------------------
                                                  (Registrant)



Date:    October 2, 2001              By:  /s/ Ralph S. Roberts
         -----------------                ---------------------------
                                                 Ralph S. Roberts
                                          Chief Executive Officer and President